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                                                                     EXHIBIT 7.6

                            AGREEMENT OF JOINT FILING

         IPLP Acquisition I LLC, AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated:  October 26, 1998


                                                  IPLP ACQUISITION I LLC

                                                  By:   AIMCO Properties, L.P.,
                                                        its managing member

                                                  By:   AIMCO-GP, Inc.,
                                                        its General Partner


                                                  By: /s/ PATRICK J. FOYE
                                                      -----------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                  AIMCO PROPERTIES, L.P.

                                                  By:   AIMCO-GP, Inc.,
                                                        its General Partner


                                                  By: /s/ PATRICK J. FOYE
                                                      -----------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                  AIMCO-GP, INC.


                                                  By: /s/ PATRICK J. FOYE
                                                      -----------------------
                                                      Patrick J. Foye
                                                      Executive Vice President





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                                                  APARTMENT INVESTMENT AND
                                                  MANAGEMENT COMPANY


                                                  By: /s/ PATRICK J. FOYE
                                                      -----------------------
                                                      Patrick J. Foye
                                                      Executive Vice President